UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2022
KAR Auction Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11299 N. Illinois Street
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On May 9, 2022, KAR Auction Services, Inc. (the “Company”) completed the previously announced sale of its U.S. physical auction business (the “Sale”). The Sale was consummated pursuant to the previously disclosed Securities and Asset Purchase Agreement (the “Purchase Agreement”) with Carvana Group, LLC, a Delaware limited liability company (“Buyer”), and Carvana Co., a Delaware corporation, solely for purposes of Section 10.15 thereof as guarantor.
The description of the Purchase Agreement set forth under this Introductory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 24, 2022 and is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The description under the Introductory Note to this Form 8-K is hereby incorporated by reference herein. Total cash consideration payable by Buyer to the Company for the Sale is $2.2 billion, subject to adjustments for cash, indebtedness, transaction expenses and net working capital and certain holdbacks.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Upon the completion of the Sale, John Hammer, Chief Commercial Officer for the Company and President of ADESA, Inc., departed the Company and commenced employment with Buyer. In connection with the Sale and Mr. Hammer’s separation from the Company, Mr. Hammer received a payment of $1,716,000. Mr. Hammer will continue to be bound to the Company by the post-employment non-competition and non-solicitation obligations set forth in his employment agreement with the Company for the specified period of time set forth therein.
Item 7.01 Regulation FD Disclosure.
On May 10, 2022, the Company issued a press release announcing that the Company completed the Sale. The press release is furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information.
The unaudited pro forma consolidated financial information of the Company giving effect to the Sale is filed as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.
(d)

Exhibit No.	Description
99.1	Press Release dated as of May 10, 2022.
99.2	Unaudited pro forma consolidated financial information of KAR Auction Services, Inc.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAR Auction Services, Inc.

By: /s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and Chief
Financial Officer

Dated: May 10, 2022